UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2026

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Sono Group N.V.
(Exact name of registrant as specified in its charter)

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The Netherlands (State or other jurisdiction of incorporation)	001-41066 (Commission File Number)	98-1828632 (IRS Employer Identification No.)

Waldmeisterstrasse 93, Munich, Germany (Address of principal executive offices)	80935 (Zip Code)

+49 (0)89 4520 5818

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	SSM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On March 14, 2026, the supervisory board of Sono Group N.V. (the “Company”) resolved to terminate all current and future funding commitments to its sole operational subsidiary, Sono Motors GmbH, and to exit the legacy solar operations conducted through Sono Motors GmbH, with immediate effect. The Company’s decision was driven by Sono Motors GmbH’s historical lack of profitability, which has resulted in the Company having to continuously provide funding to Sono Motors GmbH, and thus incur losses, and a determination by the supervisory board that there was not a clear path for Sono Motors GmbH to achieve profitability in a reasonably desirable timeframe and thus, avoid future losses by the Company. This decision was made in conjunction with the decision on March 14, 2026 by the Company’s management board, with the approval of the supervisory board, to adopt a new business strategy focused on the purchase and holding of digital assets, principally Bitcoin, by applying a covered-call yield strategy (the “Treasury Strategy”), as previously announced by the Company in its Current Report on Form 8-K filed with the U.S. Securities Exchange Commission on March 16, 2026 (the “March 16 Current Report”). The Treasury Strategy is projected to generate cash flow for the Company in the first year of its execution. The Company is also exploring other strategic alternatives to maximize shareholder value.

The Company is currently unable to make a good faith estimate of the total costs and charges, if any, that may be incurred in connection with the cessation of funding to Sono Motors GmbH and the exit from the Company’s legacy solar business. The determination of any such costs is subject to significant uncertainties, including, among other things, the timing, scope and manner of any actions undertaken with respect to Sono Motors GmbH following the cessation of funding, as well as the extent of any obligations of the Company in connection therewith.

Potential costs, if any, may include legal, advisory and other professional fees and expenses associated with activities relating to Sono Motors GmbH. Any such costs and expenditures, if incurred, are expected to be reduced by cash flow to the Company from the Treasury Strategy.

The Company will amend this Current Report on Form 8-K (this “Current Report”) to disclose material costs, charges and cash expenditures to be borne directly by the Company, if and when such amounts become reasonably estimable.

Item 8.01	Other Events.

On March 19, 2026, the Company issued a press release regarding the cessation of funding to Sono Motors GmbH and exit from the Company’s legacy solar business. A copy of that press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

As previously disclosed, the Company intends to solicit the ratification by its shareholders of the engagement by the Company in the Treasury Strategy.

Forward Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding the cessation of funding to Sono Motors GmbH and exit from the Company’s legacy solar operations, including their timing and the costs, charges and cash expenditures the Company may incur as a result; the consummation of transactions as part of the Treasury Strategy, including their timing and the expected cash flow and the use of proceeds therefrom; the receipt of any required shareholder approvals; the projected operational and financial performance of the Company and its subsidiaries, including the Company following implementation of the Treasury Strategy and Sono Motors GmbH; the Company’s product offerings and developments and business plans, including the decisions to cease funding to Sono Motors GmbH and exit the legacy solar business and to pursue the Treasury Strategy; and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team, including the pursuit of the Treasury Strategy. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the timing, nature and amount of any costs, charges or cash expenditures incurred by the Company in connection with the cessation of funding to Sono Motors GmbH and exit from the Company’s legacy solar operations; the consummation and timing of any transactions as part of the Treasury Strategy, and the cash flow to the Company therefrom; the occurrence of any uncured event of default or any event, change or other circumstance that could give rise to the termination of the Company’s ISDA Master Agreement relating to the Treasury Strategy; the outcome of any legal proceedings that may be instituted against the Company; risks associated with the Treasury Strategy replacing the current plans and operations of the Company including the legacy solar operations; potential difficulties in employee retention as a result of the Treasury Strategy; whether the Company will be able to maintain compliance with the continued listing standards of The Nasdaq Stock Market LLC or comply with the initial listing standards of another national securities exchange; the ability of the Company to service or otherwise pay its debt obligations; market acceptance of the Company’s product offerings; that the Company will have sufficient capital to operate as anticipated; the demand for the Company’s products; and global supply chains and legislative, regulatory and economic developments in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the solicitation of the ratification by the Company’s shareholders of the engagement by the Company in the Treasury Strategy, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”) relating to an extraordinary general meeting of the Company’s shareholders to be held for the purpose of ratifying the Company’s engagement in the Treasury Strategy (the “Special Meeting”). This Current Report is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to the Company’s shareholders in connection with the Special Meeting. This Current Report does not contain all of the information that should be considered in respect of the matters to be noticed for the Special Meeting in the Proxy Statement, and additional information will be set forth in the Proxy Statement when it becomes available. Shareholders of the Company are urged to read all relevant documents filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to these documents, carefully when they become available. Promptly after filing its definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a proxy card to each shareholder of the Company entitled to vote at the Special Meeting as of a record date to be established for voting at the Special Meeting.

Shareholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC without charge, at the SEC’s website located at www.sec.gov. In addition, shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at https://ir.sonomotors.com/.

Participants in the Solicitation

The Company and its directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Special Meeting under SEC rules. Shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on April 17, 2025, the Company’s proxy statement on Schedule 14A filed with the SEC on July 24, 2025 in connection with its 2025 annual general meeting of shareholders, and the Proxy Statement when it becomes available.

No Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters to be noticed in the definitive Proxy Statement when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report:

Exhibit	Description of Exhibit
99.1	Press release dated March 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By	/s/ Kevin McGurn
	Name:	Kevin McGurn
	Title:	CEO and Managing Director

Date: March 19, 2026